LETTER TO SHAREHOLDERS

Dear Shareholder:
    The Income Portfolio of Dreyfus Asset Allocation Fund, Inc. completed its latest semi-annual fiscal period October 31, 1995. In this letter we summarize the major developments in the Portfolio during this period, and report the results. To place the events of the half-year in a broader setting, we also outline the economic and securities market conditions that prevailed.

ECONOMIC ENVIRONMENT
    The much-desired soft landing for the U.S. economy that the Federal Reserve Board has been striving to attain appears to have occurred.
This is the result of more than a year of moves by the Fed to tighten interest rates, followed by a token loosening of the reins last summer.
    Now that the economy is no longer as overactive, the central bank must concern itself with the possibility that the economy might slow down more than would be desirable. However, the latest economic statistics do not contain convincing evidence of that happening. The housing industry is doing well. Industrial orders continue to expand and gross domestic product keeps on growing, albeit at a reduced rate.
    In the meantime, the rate of inflation appears to be under firm control. Consumer prices have advanced only at a very moderate pace, and average wages have barely inched ahead. Unemployment is not getting out of hand, and hovers near the so-called full employment level.
    Retail spending has settled down, in part because consumers are carrying large debit balances in mortgage and credit card debts. To what extent this will affect holiday shopping remains to be seen. The industrial sector of the economy, however, appears to be forging ahead.

MARKET ENVIRONMENT
    As your Fund reached the end of its reporting period, October 31, 1995, stocks were not far below the record levels they had reached earlier in the fall.
    Among the factors accounting for this market strength were good corporate profits and low interest rates. Third quarter profit reports from leading corporations, while not universally favorable, were better than earlier quarters. The extensive lean and mean corporate reorganizations of the past few years appear to be paying off. Even though the pricing environment for most corporate products is extremely competitive, manufacturers and service providers appear able to squeeze out improved profits.
    How long that continuing improvement will last is an open question. Many economists think that profit levels may flatten out over the coming months. The recent record on that score, however, has been encouraging.
    Interest rates also have buoyed stock prices and sustained the bond market. As the cost of borrowing has steadily decreased, many corporations have benefitted.
    Another factor in market strength has been the relentless advance of technology, which has virtually forced corporations -- and now individual households as well -- to reequip in order to keep up with technical progress. The obvious result has been seen in record prices commanded during the year by high technology stocks. While some disillusionment may set in, the market clearly takes a very optimistic view of the long-range outlook for these companies.
    In addition, all equities have been favorably affected by the very large inflow of investment money, on a regular basis, from 401(k) and other retirement plans. To be sure, money managers could at some point turn off the spigot, and divert this cash flow into bonds or money market instruments. During the past year, however, equity purchases by pension funds and other retirement investors have provided a supportive background for stock prices.
    However, there are some concerns. One of the most significant has been the wrangling between Congress and the White House over how to reduce Government spending and cut the burden of the Government's perennial deficit. Hopefully, this impasse will be settled soon, perhaps by the time this letter reaches its readers. In the meantime, the uncertainties in Washington have been a source of worry to investors.
    The fading value of the U.S. dollar has also been a question mark. Yet, after hitting a low last spring, the dollar has gradually recovered some lost ground. This dollar rebound reflects weakness in the economies of Western Europe and Japan, but also the strengthening of economic activity here at home.

PORTFOLIO OVERVIEW
    For the first six months of its fiscal year, the period ending October 31, 1995, the Income Portfolio of Dreyfus Asset Allocation Fund provided a total return of 9.63%.* This compares with a return of 6.25% for the Lehman Intermediate Treasury Index** and 8.64% for the Customized Blended Index which, like the Portfolio, is composed of a defined weighting of Treasury obligations, common stocks and cash equivalents that is more fully described below.***
    The Income Portfolio continued to benefit during much of the six-month period from its position in 30-year bonds. Our analysis of the fixed income market was that the slowing down of the U.S. economy would result in lower interest rates which raises the selling price of bonds. Further, there was the possibility that, if Congress and the White House could reach a budget aggreement, the Federal Reserve might feel justified in reducing interest rates once again. At one point during the six-month period we took profits in bonds, but still hold a substantial position in these instruments.
    In the common stock portion of the Fund, several significant changes were made reflecting a new and less defensive posture toward the domestic economy and its likely future prospects. The Federal Reserve's cut in the Fed Funds rate in July caused our view of the stock market to turn more positive. A significant new position in automotive stocks was established including both General Motors and Ford Motor. Our positions in foods and beverages were much reduced with the sales of CPC International, Coca Cola, General Mills and Heinz, and replaced with a substantial new position in entertainment content including names such as Disney (Walt), Viacom, Cl.A. and Time Warner. Changes in technology are making American entertainment readily available to the world audience and in our opinion it is an area where the U.S. is very competitive, probably more so than in foods.
    In the technology sector, profits were taken reflecting the dramatic stock price increases in recent months.
    The portfolio actually increased its weightings in communications-related technology, often taking advantage of recent price weakness as our longer-term outlook for this area is very positive.
    The energy sector has been profitable for the Fund and we like its longer-term prospects. We maintained our positions in Amerada Hess and Texaco.
    As the investment environment became more turbulent in recent months, investors searching for safe havens bid up health care stocks to levels where we felt justified in taking profits.
    Along with the Portfolio's new exposure to autos and the diminished holdings in foods, beverages and health care, usually considered defensive groups, the most significant changes are reflected in the much increased weighting in chemicals and railroad stocks. These include increased positions in duPont (E.I.) de Nemours, Monsanto, a new position in Praxair, and an expanded weighting in railroad stocks including a new position in Union Pacific. It should be noted that all of these companies are in the midst of restructurings with their respective managements endeavoring to provide value for their shareholders.
    We very much appreciate your investment in this portfolio. We will of course continue our best efforts to help you achieve your investment goals.
                                    Sincerely,


                                    Signature


                                    Ernest G. Wiggins
                                    Portfolio Manager

November 15, 1995
New York, N.Y.


  *Total return includes reinvestment of dividends and any capital gains paid.
 **SOURCE:  LEHMAN BROTHERS - The Lehman Intermediate Treasury Index is
   a widely accepted index of U.S. Treasury notes and bonds.
***The Customized Blended Index has been prepared by the Fund and is intended to be a more accurate comparison to the Portfolio's general portfolio composition than the benchmark index, which is the Lehman Intermediate Treasury Index, an unmanaged index viewed as being a leading indicator of overall performance of U.S. Treasury notes and bonds. We have combined the performance of unmanaged indices that reflect benchmark percentages with respect to each asset class in which the Portfolio invests as described in the Fund's Prospectus:
   55% U.S. Treasury Notes and Bonds, 35% common stocks, and 10% cash equivalents. The Customized Blended Index combines returns from the Lehman Intermediate Treasury Index, the Standard & Poor's 500 Composite Stock Price Index and the Bank Rate Monitor Index of money market returns, and is weighted to the benchmark percentages.

DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Income Portfolio
STATEMENT OF INVESTMENTS                                                                   October 31, 1995 (Unaudited)

COMMON STOCKS--45.7%                                                                           SHARES          VALUE
                                                                                              --------      -----------
CONSUMER DURABLES--4.5%                   Ford Motor.......................                      1,200       $   34,500
                                          General Motors...................                      1,000           43,750
                                                                                                             ----------
                                                                                                                 78,250
                                                                                                             ----------

CONSUMER NON-DURABLES--1.7%               Seagram..........................                        800           28,800
                                                                                                             ----------

CONSUMER SERVICES--5.4%                   Disney (Walt)....................                        800           46,100
                                          Time Warner......................                        500           18,250
                                          Viacom, Cl. A....................                        600 (a)       29,850
                                                                                                             ----------
                                                                                                                 94,200
                                                                                                             ----------

ELECTRONIC TECHNOLOGY--3.3%               cisco Systems....................                        200 (a)       15,500
                                          DSC Communications...............                        600 (a)       22,200
                                          Motorola.........................                        300           19,687
                                                                                                             ----------
                                                                                                                 57,387
                                                                                                             ----------

ENERGY--4.6%                              Amerada Hess.....................                        956           43,140
                                          Texaco...........................                        547           37,264
                                                                                                             ----------
                                                                                                                 80,404
                                                                                                             ----------

INDUSTRIAL SERVICES--4.9%                 Browning-Ferris Industries.......                      1,100           32,038
                                          Schlumberger.....................                        500           31,125
                                          WMX Technologies.................                        817           22,978
                                                                                                             ----------
                                                                                                                 86,141
                                                                                                             ----------

NON-ENERGY MINERALS--1.1%                 Aluminum Co. of America..........                        200           10,200
                                          Nucor............................                        200            9,625
                                                                                                             ----------
                                                                                                                 19,825
                                                                                                             ----------

PROCESS INDUSTRIES--11.6%                 Crown Cork & Seal................                      1,100 (a)       38,362
                                          duPont (E.I.) deNemours..........                        800           49,900
                                          Grace (W.R.).....................                        600           33,450
                                          International Paper..............                        300           11,100
                                          Monsanto.........................                        400           41,900
                                          Praxair..........................                      1,000           27,000
                                                                                                             ----------
                                                                                                                201,712
                                                                                                             ----------
PRODUCER MANUFACTURING--3.4%              Allied Signal....................                        500           21,250
                                          Cooper Industries................                        821           27,709
                                          Dresser Industries...............                        500           10,375
                                                                                                             ----------
                                                                                                                 59,334
                                                                                                             ----------
RETAIL TRADE--2.7%                        Home Depot.......................                        700           26,075
                                          Wal-Mart Stores..................                      1,000           21,625
                                                                                                             ----------
                                                                                                                 47,700
                                                                                                             ----------
TRANSPORTATION--2.5%                      Burlington Northern Santa Fe.....                        200           16,775
                                          Union Pacific....................                        400           26,150
                                                                                                             ----------
                                                                                                                 42,925
                                                                                                             ----------
                                          TOTAL COMMON STOCKS
                                            (cost $810,834)................                                  $  796,678
                                                                                                             ==========

                                                                                             PRINCIPAL
U.S. TREASURY NOTES--53.2%                                                                       AMOUNT
                                                                                             ---------
                                          5-5/8%, 6/30/1997
                                            (cost $926,135)................                   $928,000       $  928,000
                                                                                                             ==========

TOTAL INVESTMENTS (cost $1,736,969)........................................                      98.9%       $1,724,678
                                                                                                ======       ==========

CASH AND RECEIVABLES (NET).................................................                       1.1%       $   18,717
                                                                                                ======       ==========

NET ASSETS.................................................................                     100.0%       $1,743,395
                                                                                                ======       ==========

NOTE TO STATEMENT OF INVESTMENTS;
(a) Non-income producing.

See independent accountants' review report and notes to financial statements.


DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Income Portfolio
STATEMENT OF ASSETS AND LIABILITIES                                                        OCTOBER 31, 1995 (UNAUDITED)

ASSETS:
    Investments in securities, at value
      (cost $1,736,969)--see statement.....................................                                  $1,724,678
    Cash...................................................................                                      28,903
    Receivable for investment securities sold..............................                                      47,158
    Dividends and interest receivable......................................                                      18,308
    Prepaid expenses.......................................................                                       4,731
    Due from The Dreyfus Corporation.......................................                                       5,169
                                                                                                             ----------
                                                                                                              1,828,947

LIABILITIES:
    Due to Distributor.....................................................                    $   364
    Payable for investment securities purchased............................                     65,910
    Accrued expenses.......................................................                     19,278           85,552
                                                                                               -------       ----------
NET ASSETS ................................................................                                  $1,743,395
                                                                                                             ==========
REPRESENTED BY:
    Paid-in capital........................................................                                  $1,515,895
    Accumulated undistributed investment income--net.......................                                       3,424
    Accumulated undistributed net realized gain on investments.............                                     236,367
    Accumulated net unrealized (depreciation) on investments--Note 3.......                                     (12,291)
                                                                                                             ----------

NET ASSETS at value applicable to 117,562 outstanding shares of
    Common Stock, equivalent to $14.83 per share
    (100 million shares of $.001 par value authorized).....................                                  $1,743,395
                                                                                                             ==========



See independent accountants' review report and notes to financial statements.


DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Income Portfolio

STATEMENT OF OPERATIONS                                                   SIX MONTHS ENDED OCTOBER 31, 1995 (UNAUDITED)

INVESTMENT INCOME:
    INCOME:
        Interest...........................................................                  $  29,132
        Cash dividends (net of $84 foreign taxes withheld at source).......                      7,338
                                                                                             ---------
            TOTAL INCOME...................................................                                    $ 36,470
EXPENSES:
    Management fee--Note 2(a)..............................................                      6,099
    Registration fees......................................................                     12,120
    Prospectus and shareholders' reports--Note 2(b)........................                     10,586
    Shareholder servicing costs--Note 2(b,c)...............................                      7,040
    Custodian fees.........................................................                      2,371
    Auditing fees..........................................................                      1,968
    Legal fees.............................................................                        365
    Directors' fees and expenses--Note 2(d)................................                        322
    Miscellaneous..........................................................                        348
                                                                                             ---------
                                                                                                41,219

    Less--expense reimbursement from Manager due to
      undertaking and expense limitation--Note 2(a)........................                     27,644
                                                                                             ---------

        TOTAL EXPENSES.....................................................                                      13,575
                                                                                                               --------
        INVESTMENT INCOME--NET.............................................                                      22,895

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments--Note 3...............................                  $ 214,487
    Net unrealized (depreciation) on investments...........................                   (100,242)
                                                                                             ---------
        NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS....................                                     114,245
                                                                                                               --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................                                    $137,140
                                                                                                               ========


See independent accountants' review report and notes to financial statements.


DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Income Portfolio
STATEMENT OF CHANGES IN NET ASSETS                                                       YEAR ENDED    SIX MONTHS ENDED
                                                                                          APRIL 30,    OCTOBER 31, 1995
                                                                                            1995*         (UNAUDITED)
                                                                                         ----------    ----------------
OPERATIONS:
    Investment income--net.................................................              $   18,604          $   22,895
    Net realized gain on investments.......................................                  21,880             214,487
    Net unrealized appreciation (depreciation)
      on investments for the period .......................................                  87,951            (100,242)
                                                                                         ----------          ----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............                 128,435             137,140
                                                                                         ----------          ----------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net..................................................                 (15,937)            (22,138)
                                                                                         ----------          ----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold..........................................               1,330,845             251,315
    Dividends reinvested...................................................                  15,022              20,909
    Cost of shares redeemed................................................                 (72,402)            (29,794)
                                                                                         ----------          ----------
        INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS.............               1,273,465             242,430
                                                                                         ----------          ----------
            TOTAL INCREASE IN NET ASSETS...................................               1,385,963             357,432
NET ASSETS:
    Beginning of period....................................................                      --           1,385,963
                                                                                         ----------          ----------
    End of period (including undistributed investment
        income--net of $2,667 and $3,424, respectively)....................              $1,385,963          $1,743,395
                                                                                         ==========          ==========

                                                                                             SHARES              SHARES
                                                                                            -------             -------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................................................                 105,429              17,108
    Shares issued for dividends reinvested.................................                   1,145               1,401
        Shares redeemed....................................................                  (5,515)             (2,006)
                                                                                            -------             -------
        NET INCREASE IN SHARES OUTSTANDING.................................                 101,059              16,503
                                                                                            =======             =======

----------
* From October 18, 1994 (commencement of operations) to April 30, 1995.


See independent accountants' review report and notes to financial statements.


DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Income Portfolio
FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolio's financial statements.

                                                                                         YEAR ENDED    SIX MONTHS ENDED
                                                                                          APRIL 30,    OCTOBER 31, 1995
                                                                                           1995(1)        (UNAUDITED)
                                                                                         ----------    ----------------
PER SHARE DATA:
    Net asset value, beginning of period...................................                  $12.50              $13.71
                                                                                             ------              ------
    INVESTMENT OPERATIONS:
    Investment income--net.................................................                     .20                 .20
    Net realized and unrealized gain on investments........................                    1.18                1.12
                                                                                             ------              ------
        TOTAL FROM INVESTMENT OPERATIONS...................................                    1.38                1.32
                                                                                             ------              ------
    DISTRIBUTIONS;
    Dividends from investment income--net..................................                    (.17)               (.20)
                                                                                             ------              ------
Net asset value, end of period.............................................                  $13.71              $14.83
                                                                                             ======              ======

TOTAL INVESTMENT RETURN(2).................................................                   11.14%               9.63%

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets(2).............................                    1.40%                .84%

    Ratio of net investment income to average net assets(2)................                    1.60%               1.42%

    Decrease reflected in above expense ratios due to
      undertaking by the Manager and expense limitation(2).................                    4.28%               1.71%

    Portfolio Turnover Rate(2).............................................                   94.33%             171.69%

    Net Assets, end of period (000's Omitted)..............................                  $1,386              $1,743
----------
(1) From October 18, 1994 (commencement of operations) to April 30, 1995.
(2) Not annualized.


See independent accountants' review report and notes to financial statements.

DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Income Portfolio
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Asset Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and currently offers three portfolios, including the Dreyfus Income Portfolio (the "Portfolio"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Portfolio's shares, which are sold to the public without a sales load. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    As of October 31, 1995, Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, held 82,161 shares of Common Stock of the Portfolio. Mellon Bank Investments Corporation is a subsidiary of Mellon Bank.
    The Fund accounts separately for the assets, liabilities and operations of each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Portfolio not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Portfolio's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Portfolio's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Portfolio. The most stringent state expense limitation applicable to the Portfolio presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Portfolio's net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from May 1, 1995 through July 3, 1995 to waive receipt of the management, service and distribution fees, and thereafter, has currently undertaken through December 31, 1995, to reduce the management fee paid by or reimburse such excess expenses of the Portfolio, to the extent that the Portfolio's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Portfolio's net assets. The expense reimbursement, pursuant to the undertakings and expense limitation, amounted to $27,644 for the six months ended October 31, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Prior to September 1, 1995, the Portfolio had a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, which provided that the Portfolio (a) reimburse the Distributor for payments to certain Service Agents for distributing the Portfolio's shares and
(b) pay the Manager, Dreyfus Service Corporation or any affiliate of either of them (collectively "Dreyfus") for advertising and marketing relating to the Portfolio and servicing shareholder accounts, at an aggregate annual rate of .50 of 1% of the value of the Portfolio's average daily net assets. Each of the Distributor and Dreyfus could pay Service Agents (a securities dealer, financial institution, or other industry professional) a fee in respect of the Portfolio's shares owned by shareholders with whom the Service Agent had a servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determined the amounts to be paid to Service Agents to which it made payments and the basis on which such payments were made. The Plan also separately provided for the Portfolio to bear the costs of preparing, printing and distributing certain of the Portfolio's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Portfolio's average daily net assets for any full fiscal year. During the period May 1, 1995 through August 31, 1995, the Portfolio was charged $4,113 pursuant to the Plan. Effective September 1, 1995, the Plan was terminated.
    (C) Pursuant to the Portfolio's Shareholder Services Plan, the Portfolio pays the Distributor at an annual rate of .25 of 1% of the value of the Portfolio's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the six months ended October 31, 1995, the Portfolio was charged $2,033 pursuant to the Shareholder Services Plan.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the six months ended October 31, 1995 amounted to $2,950,009 and $2,692,189, respectively.
    At October 31, 1995, accumulated net unrealized depreciation on investments was $12,291, consisting of $30,048 gross unrealized appreciation and $42,339 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Income Portfolio
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS INCOME PORTFOLIO

    We have reviewed the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Income Portfolio (one of the Series constituting the Dreyfus Asset Allocation Fund, Inc.) as of October 31, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets and financial highlights for the period from October 18, 1994 (commencement of operations) to April 30, 1995 and in our report dated June 2, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.


                                    Ernst & Young LLP signature


New York, New York
December 1, 1995


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DREYFUS ASSET ALLOCATION FUND, INC.
DREYFUS INCOME PORTFOLIO
200 Park Avenue
New York, NY 10166

MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940


Further information is contained in the Prospectus, which must precede or accompany this report.


Printed in U.S.A.                        553SA9510

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Asset Allocation
Fund, Inc.
Dreyfus
Income Portfolio
Semi-Annual Report

October 31, 1995